UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 23, 2009

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,
Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Material Compensatory Plans, Contracts or Arrangements

Stock Option Grants

On February 23, 2009, the Compensation Committee of the Board of Directors granted options to purchase common stock to the Company’s Chief Executive Officer, Chief Financial Officer, and other “Named Executive Officers”, all as set forth in the table below.

Name and Title	Number of Options

Archie M. Brown, Jr. President and Chief Executive Officer	17,500

James Anderson Chief Financial Officer	10,000

Jeffrey C. Smith Chief Operating Officer	10,611

Daryl R. Tressler President, MainSource Bank	12,500

Each of the stock options was granted pursuant to the terms of the MainSource 2007 Stock Incentive Plan which was approved by the shareholders of the Company at the 2007 Annual Meeting of Shareholders.  The options have an exercise price of $5.40, the closing price of the Company’s stock on February 23, 2009.  The options have a ten year term and vest as follows:  10% vest on December 31, 2009; an additional 20% vest on December 31, 2010; an additional 30% vest on December 31, 2011; and the final 40% vest on December 31, 2012.  Notwithstanding the foregoing, none of the options will vest unless and until such time as the United States Treasury no longer holds any Series A preferred stock of the Company, which preferred stock was issued by the Company to the Treasury as part of the Company’s participation in Treasury’s Capital Purchase Program.  In the event the terms of the options are determined at any time to be illegal pursuant to the provisions of the American Recovery and Reinvestment Act of 2009 (ARRA), or any successor, and any regulations promulgated thereunder, the Compensation Committee of the Company has the authority to amend the option agreements as necessary to make them legal or, if such an amendment is not possible, to declare the agreements null and void.  The foregoing description of the stock option grants is qualified in its entirety by reference to the provisions of the form of stock award agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                          Financial Statements and Exhibits

(d)           Exhibits.

10.1         Form of Stock Award Agreement under the MainSource 2007 Stock Incentive Plan (for Executives)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: February 27, 2009	MAINSOURCE FINANCIAL GROUP, INC.

/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Award Agreement under the MainSource 2007 Stock Incentive Plan (for Executives)